NOTE PURCHASE AGREEMENT

      THIS NOTE PURCHASE AGREEMENT, dated as of October 16, 2002, is made by and between Royalty Holdings LLC, a Delaware limited liability company ("Buyer"), and Regency Affiliates, Inc., a Delaware corporation (the "Company").

                                    PREAMBLE:

      WHEREAS, the Company wishes to obtain financing and the Buyer desires to provide such financing to the Company.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      The following terms shall have the following meanings for the purposes of this Agreement:

      "5% Convertible Note" has the meaning set forth in Section 2.1 hereof.

      "9% Note" has the meaning set forth in Section 2.1 hereof.

      "Affiliate" means, with respect to any specified Person, (1) any other Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person,
(2) any other Person which is a director, officer or partner or is, directly or indirectly, the beneficial owner of 50 percent or more of any class of securities of the specified Person or a Person described in clause (1) of this paragraph, and (3) any relative or spouse of the specified Person or any of the Persons contemplated in this definition.

      "Agreement" means this Note Purchase Agreement together with all Exhibits and Schedules attached hereto.

      "beneficial ownership" or "beneficially own" shall have the meaning under
Section 13(d) of the Exchange Act and the rules and regulations thereunder.

      "Business Day" means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which commercial banks located in New York City are generally closed for business.

      "Buyer" has the meaning set forth in the initial paragraph of this Agreement.

      "Closing" has the meaning set forth in Section 5.1 of this Agreement.

      "Closing Date" means the date on which the Closing occurs.

      "Code" means the United States Internal Revenue Code of 1986, as amended.

      "Common Stock" means the common stock, $.01 par value per share, of the Company.

      "Company" has the meaning set forth in the initial paragraph of this Agreement.

      "Company Benefit Plans" has the meaning set forth in Section 3.9.

      "Contract" means any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument, plan, permit or license, whether written or oral, which is intended or purports to be binding and enforceable.

      "Control" or "control" means the possession, directly or indirectly, alone or with others, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise; and "controlling" and "controlled" have meanings correlative thereto.

      "Dollars" or numbers preceded by the symbol "$" means amounts in United States Dollars.

      "Environment" shall mean soil, surface waters, ground waters, land, stream sediments, surface or subsurface strata, ambient air, and any environmental medium.

      "Environmental Condition" shall mean any condition with respect to the Environment on or off any Premises, whether or not yet discovered, which could or does result in any damage, loss, cost, expense, claim, demand, order, or liability to or against the Company or any of its Subsidiaries by any third party (including, without limitation, any Governmental Authority), including, without limitation, any condition resulting from the operation of the Company's or any of its Subsidiaries' business and/or the operation of the business of any other property owner or operator in the vicinity of such Premises and/or any activity or operation formerly conducted by any person or entity on or off the Premises.

      "Environmental Laws" shall mean (a) Any federal, state, or local law, regulation, ordinance, rule, guideline or by-law regulating or referring to the Environment, whether existing as of the date hereof, previously enforced, or subsequently enacted; (b) any law, ordinance, regulation, rule, guideline or by-law of any Governmental Authority that asserts or may assert jurisdiction over the Company, any of its Subsidiaries or the Premises, or the operations or activities at the Premises, that regulates or refers to the presence, release, threat of release, use, handling, manufacturing, generation, production, storage, treatment, processing, transportation or disposal of any Hazardous Substances, including, but not limited to (i) requiring any permit, license, approval, consent or authorization, or the renewal thereof; (ii) regulating the amount, form, manner of storage, transport and/or disposal of Hazardous Substances; or (iii) requiring any reporting, inspection report, business plan, notification, or any other dissemination of or access to information regarding Hazardous Substances, including warnings or notices to tenants, subtenants, employees, occupants, invitees or consumers.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "ERISA Affiliate" means any business or entity which is a member of the same "controlled group of corporations," under "common control" or an "affiliated service group" with the Company within the meaning of Sections 414(b), (c) or (m) of the Code, as required to be aggregated with the Company under Section 414(o) of the Code, or is under "common control" with the Company, within the meaning of Section 4001(a)(14) of ERISA, or any regulations promulgated or proposed under any of the foregoing.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Financial Statements" means all of the financial statements of the Company included in the SEC Documents.

      "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

      "Governmental Authority" means the government of the United States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Group" shall collectively mean all affiliated groups of corporations of which the Company is or has been a member that have filed any consolidated Tax returns for any period ending on or before the Closing Date for which the statute of limitations has not yet expired.

      "Hazardous Substances" shall mean (a) any pollutant, toxic substance, contaminant, chemical, hazardous waste, hazardous material, petroleum product, oil, radioactive material or energy; (whether such energy is radioactive or not)
(b) any substance, gas material or chemical which is or may be defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," "hazardous wastes," or words of similar import under any Environmental Law; (c) radon gas, asbestos in any form which could or does become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of federal, state or local safety guidelines, whichever are more stringent; (d) any other chemical, material, gas, or substance, the exposure or release of which is or may be prohibited, limited or regulated by any Governmental Authority that asserts or may assert jurisdiction over the Premises, or the operations or activity at the Premises, or any chemical, material, gas or substance that does or may pose a hazard to health and/or safety of the occupants of the Premises or the owners and/or occupants of property adjacent to or surrounding the Premises.

      "Latest Balance Sheet" means the unaudited consolidated balance sheet of the Company and its Subsidiaries as at June 30, 2002.

      "Law" means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

      "Lien" means any mortgage, lien (except for any lien for Taxes not yet due and payable), charge, restriction, pledge, security interest, option, lease or sublease, claim, proxy, right of any third party, easement, encroachment or encumbrance.

      "Loss" or "Losses" means any and all liabilities, losses, costs, claims, damages, penalties and expenses (including attorneys' fees and expenses and costs of litigation).

      "Material Adverse Effect" means, when used in connection with a Person, any change, event or effect, whether or not foreseeable or known as of the Closing Date, that, individually or in the aggregate with any such other changes, events or effects, is, or could reasonably be expected to be, materially adverse to the business, operations, assets, liabilities, results of operations, cash flows or condition (financial or otherwise) of such Person.

      "NOL" shall have the meaning set forth in Section 3.5.

      "NRDC" has the meaning set forth in Section 3.3.

      "Notes" has the meaning set forth in Section 2.1.

      "Permit" shall mean any environmental permit, license, approval, consent, or authorization issued by a federal, state, or local governmental entity or otherwise required under any Environmental Law.

      "Person" means any individual, corporation, proprietorship, firm, partnership, limited liability company, limited partnership, trust, association or other entity, including a government or government department, agency or instrumentality.

      "Preferred Stock" has the meaning set forth in Section 3.3.

      "Premises" shall mean any property or location, whether owned, leased, or otherwise occupied at, from, or which the Company or any of its subsidiaries now or has heretofore conducted business.

      "Release" shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping into the Environment.

      "SEC" means the Securities and Exchange Commission.

      "SEC Documents" means each report, schedule, registration statement and definitive proxy statement filed by the Company.

      "Securities" shall have the meaning under Section 2(a)(1) of the Securities Act and the rules, regulations and case law thereunder.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Security" has the meaning set forth in Section 3.3.

      "Subsidiary" means, with respect to any Person at any time, (a) any other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time under GAAP consistently applied and (b) any other Person (i) that is a corporation, at least a majority of the shares of the voting securities of which shall at the time be owned, directly or indirectly, by the first Person and/or by one or more direct or indirect Subsidiaries of such first Person and (ii) that is not a corporation, at least a majority of the equity interests of which shall at the time be owned, directly or indirectly, by such first Person and/or by one or more Subsidiaries of such first Person. For purposes of this Agreement, Security shall be deemed a Subsidiary of the Company.

      "Taxes" means all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, employee's income withholding, other withholding (including, without limitation, dividend withholding and withholding required under Sections 1445 and 1446 of the Code), unemployment and Social Security taxes, which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto.

      "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the Environment which may result from such Release.

      "Transaction Documents" mean this Agreement, each of the documents and agreements attached as Exhibits to this Agreement and any other documents or Contracts to be entered into pursuant to or in connection with this Agreement or any Exhibit hereto.

                                   ARTICLE II

                                PURCHASE OF NOTES

      Section 2.1 Purchase of Notes. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Company herein set forth, on the Closing Date, Buyer shall purchase an aggregate of $4,750,000 in notes of the Company (i) $3,500,000 of which will be represented by a 5% Convertible Promissory Note (the "5% Convertible Note") and (ii) $1,250,000 of which will be represented by a 9% Promissory Note (the "9% Note" and, together with the 5% Convertible Note, the "Notes"), each in the form of Exhibits A and B hereto, respectively.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to Buyer, as of the date of this Agreement, as follows:

      Section 3.1 Consents and Approvals; Authority Relative to this Agreement.

                  (a) Except for the Schedule 14F-1 (as defined in Section 3.14) and consent to the filing of the Amended Series C Certificate (as defined in Section 3.12), no consent, authorization or approval of, filing by or registration with, or cooperation from, any Governmental Authority or any other Person is necessary in connection with the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby or the taking of any other action by the Company or its board of directors in connection with the transactions contemplated hereby or thereby.

                  (b) The actions necessary or required to be taken by the Company or its board of directors or Subsidiaries in connection with the transactions contemplated hereby or by the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby do not and will not, (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of the Company or its Subsidiaries under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries or any of their respective assets or properties are bound or any Permit; (iii) permit the acceleration of the maturity of any indebtedness of the Company or its Subsidiaries or indebtedness secured by their respective assets or properties; or (iv) violate or conflict with any provision of any of the certificate of incorporation, charter, bylaws, partnership agreement or similar organizational instruments of the Company or its Subsidiaries.

                  (c) The Company has full power and authority to enter into this Agreement and the other Transaction Documents to which it is a party, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party have been duly and validly approved by the Board of Directors of the Company and no other actions or proceedings on the part of the Company or its shareholders are necessary to authorize this Agreement and such other Transaction Documents and the transactions contemplated hereby and thereby. The Company has duly and validly executed and delivered this Agreement and the other Transaction Documents to which it is a party and this Agreement and such other Transaction Documents constitute legal, valid and binding obligations of the Company, in each case, enforceable in accordance with their respective terms.

      Section 3.2 SEC Documents.

                  (a) The Company has filed all documents that it was required to file with the SEC. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company does not have any outstanding and unresolved comments from the SEC with respect to any of the SEC Documents. The financial statements of the Company included in the SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly presented in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material) the consolidated financial position of the Company and its consolidated Subsidiaries as of their respective dates and the consolidated statements of income and the consolidated cash flows of the Company and each of its consolidated Subsidiaries for the periods presented therein. The books of account and other financial records of the Company on which such Financial Statements are based are true, complete and correct in all material respects and are accurately reflected in all material respects in the Financial Statements. There are no material liabilities, debts, claims or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute or determined, other than: (i) liabilities adequately provided for on the Financial Statements and the Latest Balance Sheets; and (ii) liabilities incurred in the ordinary course of business subsequent to the date of the last dated Financial Statement which have not had, individually or in the aggregate, and could not reasonably be expected to have, a Material Adverse Effect on the Company or any of its Subsidiaries.

                  (b) The date of the last audited Financial Statements for the Company and its Subsidiaries is the Financial Statements for the year ended December 31, 2001.

      Section 3.3 Capitalization.

                  (a) The authorized capital stock of the Company consists of 30,000,000 shares, consisting of 25,000,000 shares of Common Stock, and 5,000,000 shares of Preferred Stock, par value $.10 per share ("Preferred Stock"). Of the authorized Preferred Stock, (i) 370,747 shares are designated as Contingent Convertible $10 Stated Value Series B Preferred Stock (the "Series B Preferred Stock"), (ii) 210,000 shares are designated as Cumulative Senior Preferred $100 Stated Value Series C Stock (the "Series C Preferred Stock"), and
(iii) 26,000 shares are designated as Cumulative Contingent Convertible Junior Preferred $10 Stated Value Series D Stock (the "Series D Preferred Stock").

                  (b) As of the date of this Agreement, the issued and outstanding capital stock of the Company consists solely of (i) 1,939,874 shares of Common Stock, (ii) 370,747 shares of Series B Preferred Stock, (iii) 208,850 shares of Series C Preferred Stock and (iv) 25,964 shares of Series D Preferred Stock.

                  (c) Except as set forth in Sections 3.3(a) and (b), there are no shares of capital stock or other securities (whether or not such securities have voting rights) of the Company issued or outstanding or, except as set forth in the SEC Documents, any subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character obligating the Company, or obligating any Person to cause the Company, to issue, transfer or sell, or cause the issuance, transfer or sale of, any shares of capital stock or other securities (whether or not such securities have voting rights) of the Company. Except as set forth in the SEC Documents, there are no outstanding Contracts which relate to the purchase, sale, issuance, repurchase, redemption, acquisition, transfer, disposition, holding or voting of any shares of capital stock or other securities of the Company or its Subsidiaries or the management or operation of the Company or its Subsidiaries. Other than pursuant to the Employment Agreement dated as of June 3, 1997 between the Company and William R. Ponsoldt, Sr., which employment agreement will be terminated at or prior to Closing without any payment accrued or due, no Person has any "phantom" stock or any right to participate in, or receive any payment from the Company or any of its Subsidiaries based on any amount relating to, the revenue, income, value or net worth of the Company or any its Subsidiaries or any component or portion thereof, or any increase or decrease in any of the foregoing.

                  (d) The Company has no Subsidiaries or ownership interests in any Person other than (i) Rustic Crafts International, Inc., which is wholly-owned by the Company, (ii) National Resource Development Corporation ("NRDC"), 80% of the outstanding common stock of which is owned by the Company (without giving effect to the transactions described in Section 3.13), (iii) Security Land and Development Company Limited Partnership ("Security"), in which the Company owns a limited partnership interest with the rights and obligations set forth in Security's Amended and Restated Limited Partnership Agreement and Restated Certificate of Limited Partnership, dated as of November 25, 1986, as amended by the first through seventh amendments thereto (the "Partnership Agreement"), a true and complete copy of which has been delivered to Buyer by Seller, (iv) Transcontinental Drilling Company ("Drilling"), 80% of the outstanding common stock of which is owned by the Company, (v) RegTransco, Inc., which is wholly-owned by Drilling, (vi) Speed.com, Inc., which is wholly-owned by the Company and (vii) Iron Mountain Resources, Inc., 75% of the common stock of which is owned by the Company. The Partnership Agreement constitutes the entire agreement with respect to the rights and obligations of the partners of Security.

      Section 3.4 Stockholders Meeting. Except for consent to the filing of the Amended Series C Certificate, no meeting, vote, consent or waiver of the stockholders of the Company is required in connection with the transactions contemplated under or in connection with this Agreement or the other Transaction Documents.

      Section 3.5 Taxes.

                  (a) The Company and each of its Subsidiaries (A) has filed all Tax returns and reports required to be filed by it (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so), and all such returns and reports are accurate and complete in all material respects, and (B) has paid (or has had paid on its behalf) all Taxes shown on such returns and reports as required to be paid by it. The most recent financial statements contained in the SEC Documents reflect an adequate reserve for all material Taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements. The Company and its Subsidiaries have established (and shall continue to establish and maintain) on their books and records reserves that are adequate for the payment of all Taxes not yet due and payable, as and to the extent required by GAAP. Neither the Company nor any of its Subsidiaries is the subject of any audit, examination, or other proceeding in respect of Taxes or has received written notice of any audit, examination or other proceeding in respect of Taxes involving the Company or any of its Subsidiaries. No material deficiencies for any Taxes have been proposed, asserted or assessed against the Company or any of its Subsidiaries, including claims by any taxing authority in a jurisdiction where the Company or any Subsidiary does not file Tax returns but in which any of them is or may be subject to taxation, and no requests for waivers of the time to assess any such Taxes are pending.

                  (b) Each Subsidiary of the Company which is a partnership, joint venture or limited liability company (i) has been since its formation and continues to be treated for federal income tax purposes as a partnership, and not as a corporation and (ii) has not since the later of its formation or the acquisition by the Company of a direct or indirect interest therein, been a publicly traded partnership within the meaning of Section 7704(b) of the Code that is taxable as a corporation pursuant to Section 7704(a) of the Code. Neither the Company nor any of its Subsidiaries holds any asset which is subject to a consent filed pursuant to Section 341(f) of the Code and the regulations thereunder.

                  (c) All Taxes which the Company and its Subsidiaries are required by law to withhold or collect, including Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party and sales, gross receipts and use Taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Authorities or are held in separate bank accounts for such purpose. There are no liens for Taxes upon the assets of the Company or any of its Subsidiaries except for statutory liens for Taxes not yet due.

                  (d) The Company does not have any liability for the Taxes of any Person other than the Company and its corporate Subsidiaries, and each of the Company's Subsidiaries does not have any liability for the Taxes of any Person other than, in the case of corporate Subsidiaries, the Company and its corporate Subsidiaries, (A) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), (B) as a transferee or successor, (C) by Contract, or (D) otherwise.

                  (e) Neither the Company nor any of its Subsidiaries have made any payments, are obligated to make any payments, or are parties to an agreement that could obligate them to make any payments that will not be deductible under
Section 280G of the Code.

                  (f) No Tax returns of the Company or any Subsidiary have been examined or audited by any taxing authority for any past year or periods.

                  (g) Neither the Company nor any of its Subsidiaries has agreed, is required, has requested or has received written notice that it may be required to make any adjustments pursuant to Section 481 of the Code.

                  (h) The Company has provided to Buyer, a schedule prepared by the Company's outside accountants who prepare the Company's federal income Tax returns, detailing the amount, utilization and expiration of the Company's net operating loss ("NOL") carryforwards since the first taxable year of the Company in which any NOLs arose. The information shown on the schedule is accurate and complete in all material respects. The Company's NOL carryforwards as determined for federal income Tax purposes are fully utilizable in each of the states in which the Company and its Subsidiaries file Tax returns. The Company has not undergone an "ownership change" within the meaning of Section 382 of the Code at any time since the commencement of the Company's first taxable year in which it reported a NOL that either continues to be available (in whole or in part) as a carryforward or was utilized (in whole or in part) for federal, state or local income Tax purposes in any taxable year of the Company for which the applicable statute of limitations remains open.

      Section 3.6 Organization, Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of its Subsidiaries is a corporation or partnership duly organized, validly existing and, where applicable, in good standing under the laws of its state of incorporation or organization, and the Company and each of its Subsidiaries has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than in such jurisdictions where the failure so to qualify would not have a Material Adverse Effect on such Person.

      Section 3.7 Investment Company Act of 1940. No Governmental Authority or other Person has asserted any claim that the Company is required to be registered as an investment company under the Investment Company Act of 1940, as amended, or made any inquiry with respect to such subject matter.

      Section 3.8 Resolutions. The Board of Directors of the Company has established and appointed a duly and validly constituted committee of independent, disinterested directors of the Board of Directors of the Company (the "Committee") and the Committee, acting with full authority of the Board of Directors pursuant to the resolutions of the full Board of Directors in the form of Exhibit C-1, has unanimously approved resolutions in the form of Exhibit C-2 and has duly and validly authorized the actions contemplated in such resolutions. The full Board of Directors has ratified and approved all such resolutions requiring ratification or approval of the full Board of Directors pursuant to the resolutions attached as Exhibit C-3. The resolutions set forth in Exhibit C-1, C-2 and C-3 have not been amended, rescinded or modified in any respect since their adoption and remain in full force and effect, and such resolutions are the only resolutions adopted by the Board of Directors of the Company and/or the Committee pertaining to the subject matter thereof.

      Section 3.9 Employee Benefit Plans.

                  (a) With the exception of any Foreign Plans, all employee benefit plans, compensation arrangements and other benefit arrangements covering employees of the Company or any Subsidiary, any employee pension benefit plan (as defined in Section 3(2) of ERISA, including, without limitation, any multi-employer plan within the meaning of
Section 3(37) of ERISA; employee welfare benefit plan (as defined in Section 3(1) of ERISA); or bonus, deferred compensation, stock purchase, stock option, severance plan, salary continuation, vacation, sick leave, fringe benefit, incentive, insurance, welfare or similar arrangement (the "Company Benefit Plans") and all employee agreements providing compensation, severance or other benefits to any employee or former employee of the Company or any Subsidiary are disclosed in the SEC Documents. Buyer has been provided a current, accurate and complete copy (or where no copies are available, a description) of each Company Benefit Plan, and, where applicable: (a) any related trust agreement or insurance or annuity contracts; (b) the most recent determination letter; (c) a summary plan description; (d) the most recent audited financial statement with respect to each such Company Benefit Plan that is required to have an audited financial statement; and (e) copies of the three most recent (i) actuarial reports with respect to each Company Benefit Plan that is required to have an actuarial report; and (ii) annual reports (Forms 5500) and any related schedules with respect to each Company Benefit Plan required to file an annual report. Any of the Company Benefit Plans intended to be qualified under Section 401(a) of the Code has received a determination letter and continues to satisfy the requirements for such qualification. Neither the Company, nor any Subsidiary nor any ERISA Affiliate of the Company maintains, contributes to or is obligated to contribute to, or has maintained, contributed to, or been obligated to contribute to in the past six (6) years any benefit plan which is covered by Title IV of ERISA or Section 412 of the Code or a "multi-employer plan" within the meaning of Section 3(37) of ERISA or Section 4001(a)(3) of the Code. All material contributions required to be made as of the date hereof to the Company Benefit Plans have been made or provided for and reserved against in the Company's financial statements. As of the date hereof, there does not exist any accumulated funding deficiency within the meaning of either Section 412 of the Code or Section 302 of ERISA as to any Company Benefit Plan, nor would there exist any such deficiency but for the application of an alternative minimum funding standard. On or prior to the date hereof, there has not been issued any waiver of the minimum funding standards imposed by any applicable law, including the Code, with respect to any such Company Benefit Plan. Each Company Benefit Plan has been maintained and administered in compliance with its terms and with ERISA and the Code to the extent applicable thereto, except for such non-compliance which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the knowledge of the Company, anticipated, litigation against, or otherwise involving, any of the Company Benefit Plans and no litigation (excluding claims for benefits incurred in the ordinary course of the Company Benefit Plan activities) has been brought against or with respect to any such Company Benefit Plan. Neither the Company nor any Subsidiary maintains, contributes to, or has any other material liability with respect to any plan or arrangement which provides or has any liability to provide life insurance or medical or other employee welfare benefits to any employee or former employee upon his retirement or termination of employment, and neither the Company nor any Subsidiary has ever represented, promised or contracted (whether in oral or written form) to any employee or former employee that such benefits would be provided. To the knowledge of the Company: (i) no Company Benefit Plan is under investigation or audit by either the United States Department of Labor or the Internal Revenue Service, and (ii) there are no matters pending before the Pension Benefit Guaranty Corporation.

                  (b) Each employee benefit plan, program or arrangement applicable to employees located outside of the United States (a "Foreign Plan") is disclosed in the SEC Documents. Each Foreign Plan has been maintained, funded and administered in compliance with all laws applicable thereto and with the respective requirements of such Foreign Plan's governing documents, except to the extent that any non-compliance would not reasonably be expected to result in a Material Adverse Effect.

      Section 3.10 Environmental.

                  (a) (i) The activities, operations and business carried out at or on the Premises by the Company and its Subsidiaries including, but not limited to, the business conducted at the Premises or any past or ongoing alterations or improvements at the Premises is, and has been at all times in compliance with all Environmental Laws and with all agreements with Governmental Authorities, court and administrative orders regarding the Environment, (ii) Hazardous Substances have not been generated, used, treated, handled, stored, released or disposed of, on, at, under or about the Premises, and (iii) the Company has no knowledge of the existence of any Environmental Condition at any of the Premises.

                  (b) The Company is not aware of any pending or threatened litigation or proceedings before any administrative agency in which any person or entity alleges the violation of any Environmental Law or the presence, release, threat of release, placement, storage, disposal or use, generation or treatment of Hazardous Substances on, at, under or from any of the Premises, including, without limitation, that hazardous substances used, generated, stored or treated at any Premises were released or treated to be released at any site other than the Premises, nor has the Company (i) received any notice of and has no actual or constructive knowledge that any third party, Governmental Authority or any employee or agent thereof, has determined, threatens to determine or requires an investigation to determine that there exists any violation of any Environmental Law or the presence, release, threat of release, or placement, use, gain, storage, disposal or treatment of Hazardous Substances on, at, under or from the Premises, (ii) received any notice under a citizen suit provision of any Environmental Law; or (iii) received any request for inspection or request for information, notice, demand, administrative inquiry or any formal or informal complaint or claim with respect to or in connection with any Environmental Law.

                  (c) No lien has been imposed on any of the assets of the Company or its Subsidiaries by any Governmental Authority in connection with Environmental Law.

                  (d) The Company and its Subsidiaries have all Permits necessary for the operation of their respective businesses and for any past or ongoing alterations or improvements at any Premises.

                  (e) No storage tanks presently exist on, at, under or about any Premises or previously existed on, at, under or about any Premises, or to the best of the Company's knowledge, are located on any adjoining property.

      Section 3.11 Absence of Certain Changes and Events. Since December 31, 2001, (i) the Company has conducted its business, taken as a whole, in the ordinary course with such exceptions as have not had a Material Adverse Effect and (ii) neither the financial condition nor the business of the Company has materially adversely changed. Since the date of reported beneficial ownership of common stock of the Company in the Company's Form 10-K for the year ended December 31, 2001, no capital stock of the Company or of any of its Subsidiaries and no options or warrants or other rights to acquire any such capital stock have been issued. Since the date of the Latest Balance Sheet, no payments have been made to or on behalf of, and no amounts accrued on the books of the Company or any of its Subsidiaries with respect to amounts payable to or on behalf of, any officer or director of the Company or of any of its Subsidiaries (or to or on behalf of any member of any such officer's or director's extended family) or to on behalf of any entity with which any such officer, director or family member is affiliated or associated or in which any such officer, director, family member, affiliate or associate holds any equity or other participation interest. No issuance, payment or accrual referred to above arises in connection with the transactions contemplated hereby or by the other Transaction Documents.

      Section 3.12 Preferred Stock Amendment. The requisite consent of holders of Series C Preferred Stock has been validly obtained for the filing of the Amended and Restated Certificate of Designation, Preferences and Rights of the Series C Preferred Stock, in the form of Exhibit D hereto (the "Amended Series C Certificate"), with the Secretary of State of the State of Delaware.

      Section 3.13 Section 14(f) Filing. The information relating to the Company, the current shareholders of the Company and the current officers and directors of the Company (the Company Information") contained in the Schedule 14F-1 (the "Schedule 14F-1") of the Company attached as Exhibit E hereto, is true, accurate and complete in all material respects and does not omit any material fact necessary to make such information not misleading.

      Section 3.14 Exemption from Registration. Neither the Company nor any Person authorized to act on its behalf has, in connection with the offering of the Notes engaged in (a) any form of general solicitation or general advertising (as those terms are used within the meaning of Rule 502(c) under the Securities
Act), (b) any action involving a public offering within the meaning of Section 4(2) of the Securities Act and the judicial interpretations of such section or
(c) any action that would require the registration under the Securities Act of the offering and sale of the Notes pursuant to this Agreement. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

      Section 3.15 Brokers. Neither the Company nor any Subsidiary nor any of their respective Affiliates is a party to any Contract relating to any brokerage or finder's fee or other commission payable in connection with any of the transactions contemplated by this Agreement.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to the Company, as of the date of this Agreement as follows:

      Section 4.1 Due Organization. Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease and operate its properties and to carry on its business as they are now being owned, leased, operated and conducted. The managing member of Buyer is Royalty Management, Inc.

      Section 4.2 Due Authorization. Buyer has full power and authority to enter into this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Buyer of this Agreement and Transaction Documents to which it is a party have been duly and validly approved by the members of Buyer and no other actions or proceedings on the part of Buyer are necessary to authorize this Agreement, the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby. Buyer has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing will duly and validly execute and deliver) the Transaction Documents to which it is a party. This Agreement constitutes, and the Transaction Documents to which Buyer is a party when executed and delivered prior to or at the Closing will constitute, legal, valid and binding obligations of Buyer, in each case enforceable in accordance with their respective terms.

      Section 4.3 Consents and Approvals; Authority Relative to this Agreement.

                  (a) No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary to be made or obtained by Buyer in connection with the execution, delivery and performance by Buyer of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

                  (b) The execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which it is a party do not and will not, and the consummation of the transactions contemplated hereby and thereby does not and will not, (i) violate any Law, (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of Buyer under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which Buyer is a party or by which Buyer or any of its assets or properties are bound; (iii) permit the acceleration of the maturity of any indebtedness of Buyer or indebtedness secured by its assets or properties; or (iv) violate or conflict with any provision of the certificate of formation and operating agreement of Buyer.

      Section 4.4 Brokers. Neither the Company nor any of its Subsidiaries has or shall have any liability or otherwise suffer or incur any Loss as a result of or in connection with any brokerage or finder's fee or other commission of any Person retained by Buyer or any of its Affiliates in connection with any of the transactions contemplated by this Agreement and the Transaction Documents.

                                   ARTICLE V

                                    CLOSING

      Section 5.1 Closing. The Closing of the transactions described in Section
2.1 (the "Closing") shall be scheduled to occur at the offices of the Company, simultaneously with the execution of this Agreement.

      Section 5.2 Conditions to Buyer's Obligations. Buyer's obligations to consummate the transactions contemplated hereby shall be conditioned on the satisfaction of the following conditions at or prior to Closing:

                  (a) All conditions precedent to the consummation of the transactions contemplated by the Redemption Agreement attached hereto as Exhibit F shall have been satisfied;

                  (b) Buyer shall have received a certificate of the Company's Secretary, in the form of Exhibit G hereto;

                  (c) The Employment Agreements in the form of Exhibits H-1 and H-2 hereto shall have been executed by the Company;

                  (d) The Amended Series C Certificate shall have been filed with the Secretary of State of the State of Delaware; and

                  (e) The Company shall have executed and delivered the Notes.

      Section 5.3 Conditions to Company's Obligations. The Company's obligations to consummate the transactions contemplated hereby shall be conditioned on the satisfaction of the following condition at or prior to Closing:

                  (a) The Buyer shall have delivered to the Company an amount equal to $4,750,000 less the aggregate amount of Buyer Reimbursable Expenses (as defined in Section 6.1);

                                   ARTICLE VI

                                  MISCELLANEOUS

      Section 6.1 Expenses. The Company shall pay all expenses of the Company (including attorneys' fees and expenses) and the Company shall reimburse the Buyer for all expenses of Buyer (including attorneys' fees and expenses), in each case incurred in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby (the "Buyer Reimbursable Expenses"), provided, however, that the aggregate amount of such Buyer Reimbursable Expenses shall not exceed $250,000.

      Section 6.2 Indemnity

                  The Company agrees to indemnify, defend and hold harmless the Buyer and its members, directors, officers, agents, employees, legal representatives and affiliates (individually an "Indemnified Person" and collectively the "Indemnified Persons"), from and against any and all losses, claims, damages, and liabilities, joint or several (and all actions, claims, proceedings and investigations in respect thereof), caused by, related to, arising out of, directly or indirectly, the transactions contemplated by this Agreement and the other Transaction Documents, whether under any statute, under common law, or otherwise. The Company will also reimburse the Buyer and any other Indemnified Person for all reasonable expenses (including reasonable fees and disbursements of legal counsel), as such expenses are incurred, in connection with investigating, preparing to defend or defending any such action, claim, proceeding or investigation, whether or not in connection with pending or threatened litigation in which the Buyer or any other Indemnified Person is a party or target. However, the Company will not be liable under this paragraph to the extent that any loss, damage or liability is found in a final judgment of a court of competent jurisdiction to have resulted from the gross negligence or intentional wrongdoing of the Buyer. If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless, then the Company will contribute to the amount paid or payable by such Indemnified Person as a result of such loss, damage or liability in such proportion as is appropriate to reflect the relative fault of the Company and the Buyer, as well as any relevant equitable considerations. If notice of any action, claim, proceeding or investigation is received by an Indemnified Person in respect of which indemnity may be sought against the Company hereunder, such Indemnified Person will promptly notify the Company in writing of the commencement thereof. However, the omission to so notify the Company will not relieve the Company from any liability to such Indemnified Person hereunder, except to the extent that such failure will have actually prejudiced the defense of such action. The Buyer will have the right to retain counsel of its own choice to represent the Buyer and all other Indemnified Persons (provided such counsel will be reasonably satisfactory to the Company). The Buyer and such counsel will fully cooperate with the Company and any counsel designated by the Company. The reasonable fees and expenses of such counsel retained by the Buyer will be paid by the Company. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Company set forth in this
Section 6.2 shall survive the payment of the Notes and the termination of this Agreement.

      Section 6.3 Amendment. This Agreement may be amended, modified or supplemented but only in writing signed by each of the parties hereto.

      Section 6.4 Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, when received:

            (a)   If to the Company, addressed as follows:

                  Regency Affiliates, Inc.
                  610 N.E. Jensen Beach Boulevard
                  Jensen Beach, Florida 34957
                  Attention: President

                  with a copy to:

            (b)   If to Buyer, addressed as follows:

                  Royalty Holdings LLC
                  c/o Hyde Park Holdings, Inc.
                  595 Madison Avenue, 35th Floor
                  New York, New York 10022
                  Attention: Laurence S. Levy
                  Facsimile No.: (212) 644-6262

                  with a copy to:

                  Katten Muchin Zavis Rosenman
                  575 Madison Avenue
                  New York, New York 10022
                  Attention: Todd J. Emmerman
                  Facsimile No.: (212) 940-8776

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

      Section 6.5 Waivers. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

      Section 6.6 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 6.7 Interpretation. Consummation of the transactions contemplated herein shall not be deemed a waiver of a breach of or inaccuracy in any representation, warranty or covenant or of any party's rights and remedies with regard thereto. No specific representation, warranty or covenant contained herein shall limit the generality or applicability of a more general representation, warranty or covenant contained herein. A breach of or inaccuracy in any representation, warranty or covenant shall not be affected by the fact that any more general or less general representation, warranty or covenant was not also breached or inaccurate.

      Section 6.8 Governing Law; Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      The Company consents and submits to the jurisdiction of the Supreme Court of the State of New York, and of the United States District Court for the Southern District of New York, for all purposes in connection with any dispute, controversy or claim directly or indirectly relating to or arising out of this Agreement, including the entry of judgment on any award; and consent that any process, notice of motion or other application to either of said courts may be served by registered or certified mail, return receipt requested, by personal service, or in such other manner as may be permissible under the rules of the applicable court, provided a reasonable time for appearance is allowed. The Company waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit, or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit, or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit, or proceeding brought or maintained in one of the above-named courts should be dismissed on the grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts.

      Section 6.9 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective estates, heirs, legal representatives, successors and assigns; provided, however, that no assignment of any rights or obligations shall be made by any party hereto without the written consent of each other party hereto.

      Section 6.10 No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

      Section 6.11 Publicity. Except as required by Law or the rules of any stock exchange, no public announcement or other publicity regarding the transactions referred to herein shall be made by Buyer, the Company or any of their respective Subsidiaries, Affiliates, officers, directors, employees, representatives or agents, without the prior written agreement of Buyer and the Company.

      Section 6.12 Further Assurances. Upon the reasonable request of Buyer, the Company shall, and shall cause any of its Affiliates and Subsidiaries to, on and after the date hereof execute and deliver to Buyer such other documents, releases, assignments and other instruments as may be required to completely carry out the purposes of this Agreement and the other Transaction Documents.

      Section 6.13 Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

      Section 6.14 Remedies Cumulative. Unless otherwise specified, the remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

      Section 6.15 Entire Understanding. This Agreement and the Transaction Documents set forth the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings among the parties, and all prior agreements, contracts, promises, representations and statements among the parties hereto or their respective advisors, if any, whether written or oral, with respect to the subject matter hereof are merged into this agreement.

      Section 6.16 Company's Legal Counsel. The Company acknowledges that it has had ample opportunity to consult legal counsel of its choosing in connection with the transactions contemplated by this Agreement and the other Transaction Documents. The absence or limited use of legal representation by the Company shall not serve as the basis of any claim or defense in any dispute arising out of or relating to this Agreement, the other Transaction Documents or the transactions contemplated hereby and thereby. The Company shall not, and shall not be permitted to, rely for any purpose on any statement or representation of fact or law by Buyer's legal counsel in connection with the transactions contemplated hereby and by the other Transaction Documents. In addition, the Company shall not, and shall not be permitted to, draw any inference or conclusion with respect to the legality of the transactions contemplated hereby or by the other Transaction Documents from statements or representations by Buyer's legal counsel.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                   ROYALTY HOLDINGS LLC
                                   By: Royalty Management, Inc., Manager

                                   By:
                                       -------------------------------------
                                       Name: Laurence S. Levy
                                       Title: President


                                   REGENCY AFFILIATES, INC.

                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:

The exhibits to this document are either filed as separate exhibits to this Form 8-K or omitted.


                                       21